MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

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                                                    CARMAX AUTO OWNER TRUST
                                                         SERIES 2004-1
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  Collection Period                                                                                                05/06/04-05/31/04
  Determination Date                                                                                                        6/9/2004
  Distribution Date                                                                                                        6/15/2004


  Pool Balance
  ------------

    1 . Pool Balance on the close of the last day of the preceding
        Collection Period                                                                                     $       600,000,002.26

    2 . Collections allocable to Principal                                                                    $        17,992,324.93

    3 . Purchase Amount allocable to Principal                                                                $                 0.00

    4 . Defaulted Receivables                                                                                 $                 0.00

                                                                                                                 -------------------
    5 . Pool Balance on the close of the last day of the Collection Period                                    $       582,007,677.33
        (Ln1 - Ln2 - Ln3 - Ln4)

    6 . Initial Pool Balance                                                                                  $       600,000,002.26

                                                                                           Beginning                     End
    7 . Note Balances                                                                      of Period                  of Period
                                                                                    ------------------------------------------------

        a. Class A-1 Note Balance                                                   $     111,000,000.00     $         91,264,716.30
        b. Class A-2 Note Balance                                                   $     134,000,000.00     $        134,000,000.00
        c. Class A-3 Note Balance                                                   $     161,000,000.00     $        161,000,000.00
        d. Class A-4 Note Balance                                                   $     128,000,000.00     $        128,000,000.00
        e. Class B Note Balance                                                     $      18,000,000.00     $         18,000,000.00
        f. Class C Note Balance                                                     $      21,000,000.00     $         21,000,000.00
        g. Class D Note Balance                                                     $      27,000,000.00     $         27,000,000.00
                                                                                        -----------------        -------------------
        h. Note Balance (sum a - f)                                                 $     600,000,000.00     $        580,264,716.30

    8 . Pool Factors

        a. Class A-1 Note Pool Factor                                                          1.0000000                   0.8222047
        b. Class A-2 Note Pool Factor                                                          1.0000000                   1.0000000
        c. Class A-3 Note Pool Factor                                                          1.0000000                   1.0000000
        d. Class A-4 Note Pool Factor                                                          1.0000000                   1.0000000
        e. Class B Note Pool Factor                                                            1.0000000                   1.0000000
        f. Class C Note Pool Factor                                                            1.0000000                   1.0000000
        g. Class D Note Pool Factor                                                            1.0000000                   1.0000000
                                                                                        -----------------        -------------------
        h. Note Pool Factor                                                                    1.0000000                   0.9671079

    9 . Overcollateralization Target Amount                                                                   $        10,185,134.35

   10 . Current overcollateralization amount (Pool Balance - Note Balance)                                    $         1,742,961.03

   11 . Weighted Average Coupon                                                                               %                7.84%

   12 . Weighted Average Original Term                                                                       months            60.13

   13 . Weighted Average Remaining Term                                                                      months            55.42

  Collections
  -----------

   14 . Finance Charges:

        a. Collections allocable to Finance Charge                                                            $         3,814,699.09
        b. Liquidation Proceeds allocable to Finance Charge                                                   $                 0.00
        c. Purchase Amount allocable to Finance Charge                                                        $                 0.00
                                                                                                                 -------------------
        d. Available Finance Charge Collections (sum a - c)                                                   $         3,814,699.09

   15 . Principal:
        a. Collections allocable to Principal                                                                 $        17,992,324.93
        b. Liquidation Proceeds allocable to Principal                                                        $                 0.00
        c. Purchase Amount allocable to Principal                                                             $                 0.00
                                                                                                                 -------------------
        d. Available Principal Collections (sum a - c)                                                        $        17,992,324.93

   16 . Total Finance Charge and Principal Collections (14d + 15d)                                            $        21,807,024.02

   17 . Interest Income from Collection Account                                                               $             6,268.01

   18 . Simple Interest Advances                                                                              $                 0.00

                                                                                                                 -------------------
   19 . Available Collections (Ln16 + Ln17 + Ln18)                                                            $        21,813,292.03

  Required Payment Amount
  -----------------------

   20 . Total Servicing Fee
        a. Monthly Servicing Fee                                                                              $           500,000.00
        b. Amount Unpaid from Prior Months                                                                    $                 0.00
        c. Amount Paid                                                                                        $           500,000.00
                                                                                                                 -------------------
        d. Shortfall Amount (a + b - c)                                                                       $                 0.00

   21 . Class A Noteholder Interest Amounts
        a. Class A-1 Monthly Interest                                                                         $           145,040.00
        b. Additional Note Interest related to Class A-1 Monthly Interest                                     $                 0.00
        c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                     $                 0.00
                                                                                                                 -------------------
        d. Total Class A-1 Note Interest (sum a - c)                                                          $           145,040.00

        e. Class A-2 Monthly Interest                                                                         $           271,461.67
        f. Additional Note Interest related to Class A-2 Monthly Interest                                     $                 0.00
        g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                     $                 0.00
                                                                                                                 -------------------
        h. Total Class A-2 Note Interest (sum e-g)                                                            $           271,461.67

        i. Class A-3 Monthly Interest                                                                         $           463,948.33
        j. Additional Note Interest related to Class A-3 Monthly Interest                                     $                 0.00
        k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                     $                 0.00
                                                                                                                 -------------------
        l. Total Class A-3 Note Interest (sum i-k)                                                            $           463,948.33

        m. Class A-4 Monthly Interest                                                                         $           472,853.33
        n. Additional Note Interest related to Class A-4 Monthly Interest                                     $                 0.00
        o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                     $                 0.00
                                                                                                                 -------------------
        p. Total Class A-4 Note Interest (sum m-o)                                                            $           472,853.33

   22 . Priority Principal Distributable Amount                                                               $                 0.00

   23 . Class B Noteholder Interest Amount
        a. Class B Monthly Interest                                                                           $            53,040.00
        b. Additional Note Interest related to Class B Monthly Interest                                       $                 0.00
        c. Interest Due on Additional Note Interest related to Class B Monthly Interest                       $                 0.00
                                                                                                                 -------------------
        d. Total Class B Note Interest (sum a-c)                                                              $            53,040.00

   24 . Secondary Principal Distributable Amount                                                              $                 0.00

   25 . Class C Noteholder Interest Amount
        a. Class C Monthly Interest                                                                           $            68,705.00
        b. Additional Note Interest related to Class C Monthly Interest                                       $                 0.00
        c. Interest Due on Additional Note Interest related to Class C Monthly Interest                       $                 0.00
                                                                                                                 -------------------
        d. Total Class C Note Interest (sum a-c)                                                              $            68,705.00

   26 . Tertiary Principal Distributable Amount                                                               $                 0.00

   27 . Class D Noteholder Interest Amount
        a. Class D Monthly Interest                                                                           $           102,960.00
        b. Additional Note Interest related to Class D Monthly Interest                                       $                 0.00
        c. Interest Due on Additional Note Interest related to Class D Monthly Interest                       $                 0.00
                                                                                                                 -------------------
        d. Total Class C Note Interest (sum a-c)                                                              $           102,960.00

   28 . Required Payment Amount (Sum: Ln 20 - Ln 27)                                                          $         2,078,008.33

   29 . Regular Principal Distributable Amount                                                                $        28,177,457.02

   30 . Unreimbursed Servicer Advances                                                                        $                 0.00

  Available Funds
  ---------------

   31 . Available Collections                                                                                 $        21,813,292.03

   32 . Reserve Account Draw Amount                                                                           $                 0.00
                                                                                                                 -------------------
   33 . Available Funds                                                                                       $        21,813,292.03

  Collection Account Activity
  ---------------------------

   34 . Deposits
        a. Total Daily Deposits of Finance Charge Collections                                                 $         3,814,699.09
        b. Total Daily Deposits of Principal Collections                                                      $        17,992,324.93
        c. Withdrawal from Reserve Account                                                                    $                 0.00
        d. Interest Income                                                                                    $             6,268.01
                                                                                                                 -------------------
        e. Total Deposits to Collection Account (sum a - d)                                                   $        21,813,292.03

   35 . Withdrawals
        a. Servicing Fee and Unreimbursed Servicer Advances                                                   $           500,000.00
        b. Deposit to Note Payment Account for Monthly Note Interest/Principal                                $        21,313,292.03
        c  Deposit to Reserve Account                                                                         $                 0.00
        d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)             $                 0.00
                                                                                                                 -------------------
        e  Total Withdrawals from Collection Account(sum a - d)                                               $        21,813,292.03

  Note Payment Account Activity
  -----------------------------

   36 . Deposits
        a. Class A-1 Interest Distribution                                                                    $           145,040.00
        b. Class A-2 Interest Distribution                                                                    $           271,461.67
        c. Class A-3 Interest Distribution                                                                    $           463,948.33
        d. Class A-4 Interest Distribution                                                                    $           472,853.33
        e. Class B Interest Distribution                                                                      $            53,040.00
        f. Class C Interest Distribution                                                                      $            68,705.00
        g. Class D Interest Distribution                                                                      $           102,960.00

        h. Class A-1 Principal Distribution                                                                   $        19,735,283.70
        i. Class A-2 Principal Distribution                                                                   $                 0.00
        j. Class A-3 Principal Distribution                                                                   $                 0.00
        k. Class A-4 Principal Distribution                                                                   $                 0.00
        l. Class B Principal Distribution                                                                     $                 0.00
        m. Class C Principal Distribution                                                                     $                 0.00
        n. Class D Principal Distribution                                                                     $                 0.00
                                                                                                                 -------------------
        m. Total Deposits to Note Payment Account (sum a - n)                                                 $        21,313,292.03

   37 . Withdrawals
        a. Class A-1 Distribution                                                                             $        19,880,323.70
        b. Class A-2 Distribution                                                                             $           271,461.67
        c. Class A-3 Distribution                                                                             $           463,948.33
        d. Class A-4 Distribution                                                                             $           472,853.33
        e. Class B Distribution                                                                               $            53,040.00
        f. Class C Distribution                                                                               $            68,705.00
        g. Class D Distribution                                                                               $           102,960.00
                                                                                                                 -------------------
        h. Total Withdrawals from Note Payment Account (sum a - g)                                            $        21,313,292.03

  Certificate Payment Account Activity
  ------------------------------------

   38 . Deposits
        a. Excess Funds                                                                                       $                 0.00
        b. Reserve Account surplus                                                                            $             1,220.46
                                                                                                                 -------------------
        c  Total Deposits to Certificate Payment Account (sum a - b)                                          $             1,220.46

   39 . Withdrawals
        a. Certificateholder Distribution                                                                     $             1,220.46
                                                                                                                 -------------------
        b. Total Withdrawals from Certificate Payment Account                                                 $             1,220.46

  Required Reserve Account Amount
  -------------------------------

   40 . Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                                       NO

      If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of:
      (Ln41 (a) or Ln41 (b))

   41 . Lesser of: (a or b)
        a. $3,000,000.00                                                                                      $         3,000,000.00
        b.  Note Balance                                                                                      $       580,264,716.30

      If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of:
      (Ln 42(a) or Ln42 (b))

   42 . Lesser of: (a or b)
        a. $4,500,000.00 $                                                                                                       n/a
        b. Note Balance $                                                                                                        n/a

   43 . Required Reserve Account Amount                                                                       $         3,000,000.00


  Reserve Account Reconciliation
  ------------------------------

   44 . Beginning Balance (as of end of preceding Distribution Date)                                          $         3,000,000.00
   45 . Investment Earnings                                                                                   $             1,220.46
   46 . Reserve Account Draw Amount                                                                           $                 0.00
                                                                                                                 -------------------
   47 . Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                                          $         3,001,220.46
   48 . Deposit from Available Funds (Ln 35c)                                                                 $                 0.00
   49 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Account Amount                  $             1,220.46
   50 . Ending Balance (Ln47 + Ln48 - Ln49)                                                                   $         3,000,000.00
   51 . Reserve Account Deficiency (Ln43 - Ln50)                                                              $                 0.00

  Instructions to the Trustee
  ---------------------------

   52 . Amount to be deposited from the Reserve Account into the Collection Account                           $                 0.00
   53 . Amount to be paid to Servicer from the Collection Account                                             $           500,000.00
   54 . Amount to be deposited from the Collection Account into the Note Payment Account                      $        21,313,292.03
   55 . Amount to be deposited from the Collection Account into the Certificate Payment Account               $                 0.00
   56 . Amount to be deposited from the Collection Account into the Reserve Account                           $                 0.00
   57 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for
        payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount           $             1,220.46
   58 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                              $        19,880,323.70
   59 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                              $           271,461.67
   60 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                              $           463,948.33
   61 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                              $           472,853.33
   62 . Amount to be paid to Class B Noteholders from the Note Payment Account                                $            53,040.00
   63 . Amount to be paid to Class C Noteholders from the Note Payment Account                                $            68,705.00
   64 . Amount to be paid to Class D Noteholders from the Note Payment Account                                $           102,960.00
   65 . Amount to be paid to Certificateholders from the Certificate Payment Account with respect to Excess
        Funds and Reserve Account surplus                                                                     $             1,220.46

  Net Loss and Delinquency Activity
  ---------------------------------

   66 . Net Losses with respect to preceding Collection Period                                                $                 0.00

   67 . Cumulative Net Losses                                                                                 $                 0.00

   68 . Cumulative Net Loss Percentage                                                                                 0.0000%

   69 . Delinquency Analysis                                                               Number of                     Principal
                                                                                             Loans                        Balance
                                                                                    ------------------------------------------------
        a. 31 to 60 days past due                                                             115             $         1,666,805.10
        b. 61 to 90 days past due                                                              1              $            11,209.72
        c. 91 or more days past due                                                            0              $                 0.00
                                                                                    ------------------------------------------------
        d. Total (sum a - c)                                                                  116                       1,678,014.82


  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on June 09, 2004.

  CARMAX AUTO SUPERSTORES, INC.
  ==============================================================================
  As Servicer

  By:        /s/ Keith D. Browning
           ---------------------------------------------------------------------

  Name:     Keith D. Browning
           ---------------------------------------------------------------------

  Title:    Executive Vice President and Chief Financial Officer
           ---------------------------------------------------------------------